SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 28, 2003
                               (October 1, 2002)
                          MERRILL LYNCH DEPOSITOR, INC.
                 (ON BEHALF OF PREFERREDPLUS TRUST SERIES MSD-1)
             (Exact name of registrant as specified in its charter)

            DELAWARE                                  333-68854-04                               13-3891329
 (State or other jurisdiction of                (Commission File Number)                      (I.R.S. Employer
          incorporation)                                                                    Identification No.)



   WORLD FINANCIAL CENTER,                                                                         10080
     NEW YORK, NEW YORK                                                                          (Zip Code)
 (Address of principal executive
            offices)

       Registrant's telephone number, including area code: (212) 449-1000
                      INFORMATION TO BE INCLUDED IN REPORT

EXPLANATORY PARAGRAPH

This current Report on Form 8-K/A amends and supercedes Exhibit 99.1 to the current report on Form 8-K dated October 1, 2002 and corrects certain clerical errors present in that exhibit.

ITEM 1.       CHANGES IN CONTROL OF REGISTRANT

              Not Applicable

ITEM 2.       ACQUISITION OF DISPOSITION OF ASSETS

              Not Applicable

ITEM 3.       BANKRUPTCY OR RECEIVERSHIP

              Not Applicable

ITEM 4.       CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

              Not Applicable

ITEM 5.       OTHER EVENTS

              99.1 Distribution to holders of the Preferred Plus Trust Series MSD-1 on October 1, 2002.

ITEM 6.       RESIGNATION OF REGISTRANT'S DIRECTORS

              Not Applicable

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

              (a)        Financial statements of business acquired.

                         Not applicable

              (b)        Pro forma financial information.

                         Not Applicable

              (c)        Exhibits.

                  99.1 Trustee's report in respect of the October 1, 2002 distribution to holders of the Preferred Plus Trust Series MSD-1

ITEM 8.       CHANGE IN FISCAL YEAR

              Not Applicable

ITEM 9.       SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

              Not Applicable


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:  03/28/03
                                         MERRILL LYNCH DEPOSITOR, INC.
                                         By: /s/ Barry N. Finkelstein
                                             Name:   Barry N. Finkelstein
                                             Title:  President

             EXHIBIT INDEX

             99.1 Trustee's report in respect of the October 1, 2002 distribution to holders of the Preferred Plus Trust Series MSD-1.